Exhibit 10.1

March 2, 2011

The Directors
Cullen Inc Holdings Ltd.
PO Box 53042
Auckland
NEW ZEALAND

Gentlemen,

Reference is made to that certain secured promissory note (“Note”), dated March 30, 2010, made by Cullen Agricultural Holding Corp. (“Company”) in favor of Cullen Inc Holdings Ltd.

The parties hereby agree that the “Maturity Date” (as defined in the Note) shall be extended from January 20, 2011 to January 20, 2012.

Except as set forth herein, all terms of the Note shall remain in full force and effect.

CULLEN AGRICULTURAL HOLDING CORP.

By:	/s/ Eric Watson
Name: Eric Watson
Title: CEO

Accepted and Agreed:

CULLEN INC HOLDINGS LTD.

By:	/s/ Eric Watson
Name: Eric Watson
Title: Authorized Signatory